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Exhibit 10.14a

                     FIRST AMENDMENT TO LOAN AGREEMENT
                     ---------------------------------

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of September 15, 2003, by and between LACLEDE GAS COMPANY, a Missouri corporation ("Borrower"), the Banks identified on the signature pages hereto, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks ("Administrative Agent"), and has reference to the following fact and circumstances (the "Recitals"):

     A. Borrower, the Banks and Administrative Agent executed the Loan Agreement dated as of September 16, 2002 (the "Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

     B. Borrower has requested that the amount of the total Revolving
Credit Commitments be increased from $215,000,000 to $250,000,000, and that the Revolving Credit Period be extended from September 15, 2003 to September 14, 2004.

     C. Each Bank and Administrative Agent have agreed to said requests on the terms described herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. Recitals. The Recitals are true and correct, and, together with
        --------
the defined terms set forth herein, are incorporated by this reference.

     2. Amendments to Agreement. The Agreement is amended as follows:
        -----------------------

     (a) The amount of the total Revolving Credit Commitments is increased to $250,000,000, and each Bank's Revolving Credit Commitment is increased, as described in Schedule 1.01 to the Agreement, which is amended, restated and replaced by Schedule 1.01 attached to this Amendment and incorporated by reference.

     (b) The first sentence of Section 2.01(e) of the Agreement is deleted and substituted with the following:

               "The Revolving Credit Period shall mean the period commencing on the date of this Agreement and ending September 14, 2004; provided, however, that the Revolving Credit Period may be extended successively as provided in this Section 2.01(e)."

     3. Replacement Notes. Pursuant to Section 2.01(d)(vi)(D) of the
        -----------------
Agreement, Borrower shall execute and deliver to each Bank a new Revolving Credit Note, each in the amount of the respective Bank's increased Revolving Credit Commitment (collectively, the "Replacement Notes").

     4. Costs and Expenses. Borrower hereby agrees to reimburse
        ------------------
Administrative Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Administrative Agent in the preparation, negotiation and execution of this Amendment, the Replacement Notes, and any other Transaction Documents. Borrower further agrees to pay or reimburse Administrative Agent for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of the Transaction Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this


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paragraph shall survive the payment of the Borrower's Obligations and the termination of the Agreement.

     5. References to this Agreement. All references in the Agreement to
        ----------------------------
"this Agreement" and any other references of similar import shall mean the Agreement as amended by this Amendment.

     6. Full Force and Effect. Except to the extent specifically amended by
        ---------------------
this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     7. Successors and Assigns. This Amendment shall be binding upon and
        ----------------------
inure to the benefit of Borrower, Administrative Agent and Banks and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

     8. Representations and Warranties. Borrower hereby represents and
        ------------------------------
warrants to Administrative Agent and Banks that:

          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (d) all of the representations and warranties made by Borrower in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

          (e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.


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     9. Inconsistency. In the event of any inconsistency or conflict between
        -------------
this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     10. Applicable Law. This Amendment shall be governed by and construed
         --------------
in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

     11. NOTICE REQUIRED BY SECTION 432.045 R.S. MO. ORAL AGREEMENTS OR
         -------------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     12. Conditions Precedent. Notwithstanding any provision contained in
         --------------------
this Amendment to the contrary, this Amendment shall not be effective unless and until Administrative Agent shall have received:

          (a) this Amendment, duly executed by Borrower;

          (b) the Replacement Notes, duly executed by Borrower;

          (c) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment and the Replacement Notes;

          (d) a Certificate of Corporate Good Standing of Borrower issued by the Secretary of State of the State of Missouri;

          (e) the opinion of counsel of the Associate General Counsel of Borrower, in the form acceptable to Administrative Agent; and

          (f) such other documents and information as reasonably required by Administrative Agent.

     IN WITNESS WHEREOF, Borrower, Administrative Agent, and the Banks have executed this Amendment as of the day and year first above written.


                      (SIGNATURES ON FOLLOWING PAGES)

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                          SIGNATURE PAGE - BORROWER
                     FIRST AMENDMENT TO LOAN AGREEMENT



                                        Borrower:

                                        LACLEDE GAS COMPANY


                                        By: /s/ Ronald L. Krutzman
                                           ---------------------------------
                                           Ronald L. Krutzman,
                                           Treasurer and Assistant Secretary

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             SIGNATURE PAGE - ADMINISTRATIVE AGENT AND U.S. BANK
                     FIRST AMENDMENT TO LOAN AGREEMENT


                                        Administrative Agent:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Administrative Agent


                                        By: /s/ Eric J. Hartman
                                           ---------------------------------
                                           Eric J. Hartman, Vice President




                                        U.S. Bank:

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Eric J. Hartman
                                           ---------------------------------
                                           Eric J. Hartman, Vice President

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                     SIGNATURE PAGE - BANK HAPOALIM B.M.
                     FIRST AMENDMENT TO LOAN AGREEMENT



                                        BANK HAPOALIM B.M.

                                        By: /s/ James P. Surles
                                           ----------------------------------

                                        Printed Name: JAMES P. SURLESS
                                                     ------------------------

                                        Title: VICE PRESIDENT
                                              -------------------------------



                                        By: /s/ Lewray Hackett
                                           ----------------------------------

                                        Printed Name: LEWRAY HACKETT
                                                     ------------------------

                                        Title: VP
                                              -------------------------------

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                       SIGNATURE PAGE - COMERICA BANK
                     FIRST AMENDMENT TO LOAN AGREEMENT



                                        COMERICA BANK

                                        By: /s/ James B. Haeffner
                                           -----------------------------------

                                        Printed Name: James B. Haeffner
                                                     -------------------------

                                        Title: First Vice President
                                              --------------------------------

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        SIGNATURE PAGE - NATIONAL CITY BANK OF MICHIGAN/ILLINOIS N.A.
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
                                        N.A.

                                        By: /s/ Richard M. Sems
                                           ------------------------------------

                                        Printed Name: Richard M. Sems
                                                     --------------------------

                                        Title: Vice President
                                              ---------------------------------

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             SIGNATURE PAGE - LASALLE BANK NATIONAL ASSOCIATION
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Denis J. Campbell IV
                                           -----------------------------------

                                        Printed Name: Denis J. Campbell IV
                                                     -------------------------

                                        Title: Senior Vice President
                                              --------------------------------

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                    SIGNATURE PAGE - THE BANK OF NEW YORK
                     FIRST AMENDMENT TO LOAN AGREEMENT





                                        THE BANK OF NEW YORK

                                        By: /s/ Nathan S. Howard
                                           -----------------------------------

                                        Printed Name: Nathan S. Howard
                                                     -------------------------

                                        Title: Vice President
                                              --------------------------------

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                       SIGNATURE PAGE - KBC BANK N.V.
                     FIRST AMENDMENT TO LOAN AGREEMENT



                                        KBC BANK N.V.

                                        By: /s/ Jean-Pierre Diels
                                           -----------------------------------

                                        Printed Name: JEAN-PIERRE DIELS
                                                     -------------------------

                                        Title: First Vice President
                                              --------------------------------



                                        By: /s/ William Cavanaugh
                                           -----------------------------------

                                        Printed Name: William Cavanaugh
                                                     -------------------------

                                        Title: Vice President
                                              --------------------------------

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            SIGNATURE PAGE - COMMERCE BANK, NATIONAL ASSOCIATION
                     FIRST AMENDMENT TO LOAN AGREEMENT





                                        COMMERCE BANK, NATIONAL ASSOCIATION

                                        By: /s/ T William White
                                           -----------------------------------

                                        Printed Name: T William White
                                                     -------------------------

                                        Title: Senior Vice President
                                              --------------------------------

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                      SIGNATURE PAGE - FIFTH THIRD BANK
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        FIFTH THIRD BANK

                                        By: /s/ Shawn D. Hagan
                                           -----------------------------------

                                        Printed Name: Shawn D. Hagan
                                                     -------------------------

                                        Title: Vice President
                                              --------------------------------

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                         SIGNATURE PAGE - FIRST BANK
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        FIRST BANK

                                        By: /s/ Bruce G. Forster
                                           -----------------------------------

                                        Printed Name: Bruce G. Forster
                                                     -------------------------

                                        Title: Vice President
                                              --------------------------------

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                 SIGNATURE PAGE - UNION PLANTERS BANK, N.A.
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        UNION PLANTERS BANK, N.A.

                                        By: /s/ Anne D. Silvestri
                                           -----------------------------------

                                        Printed Name: Anne D. Silvestri
                                                     -------------------------

                                        Title: V.P.
                                              --------------------------------

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              SIGNATURE PAGE - FIRST NATIONAL BANK OF ST. LOUIS
                     FIRST AMENDMENT TO LOAN AGREEMENT




                                        FIRST NATIONAL BANK OF ST. LOUIS

                                        By: /s/ George W. Fitzwater
                                           -----------------------------------

                                        Printed Name: GEORGE W. FITZWATER
                                                     -------------------------

                                        Title: SENIOR VICE PRESIDENT AND CFO
                                              --------------------------------